UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
July 18, 2024

SM Energy Company
(Exact name of registrant as specified in its charter)

Delaware	001-31539	41-0518430
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1700 Lincoln Street, Suite 3200		80203
Denver, Colorado		(Zip Code)
(Address of principal executive offices)
Registrant's telephone number, including area code: (303) 861-8140

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	SM	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.
On July 18, 2024, SM Energy Company (the “Company”) issued a press release announcing that, subject to market and other conditions, the Company intends to offer for sale (the “Offering”) an expected $650,000,000.00 aggregate principal amount of senior notes due 2029 (the “2029 Notes”), and $650,000,000.00 aggregate principal amount of senior notes due 2032 (the “2032 Notes,” and together with the 2029 Notes, the “Notes”). The Notes to be offered will not be registered under the Securities Act of 1933, as amended (the “Securities Act”), or under any state or other securities laws, and the Notes will be issued pursuant to an exemption therefrom, and may not be offered or sold within the United States, or to or for the account or benefit of any U.S. person, absent registration or an applicable exemption from registration requirements. The Notes are being offered only to persons reasonably believed to be qualified institutional buyers under Rule 144A under the Securities Act and non-U.S. persons outside the United States in accordance with Regulation S under the Securities Act. The 2029 Notes will be subject to a “special mandatory redemption” in the event that the transactions contemplated by the Purchase and Sale Agreement (the “XCL Acquisition Agreement” and such transactions, the “XCL Acquisition”) among the Company and certain entities affiliated with XCL Resources, LLC (collectively, the “XCL Sellers”), dated June 27, 2024, is not consummated on or prior to July 1, 2025, or if the Company notifies the trustee of the 2029 Notes that it will not pursue the consummation of the XCL Acquisition. A copy of the press release is furnished as Exhibit 99.1 to this report and incorporated by reference herein.

In accordance with General Instruction B.2. of Form 8-K, this press release is deemed “furnished” and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information or Exhibit be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

In connection with the Offering, the Company will provide certain financial and other information with respect to the Company, XCL Acquisition Agreement, and the assets to be acquired. Excerpts of such information are included as Exhibit 99.2 hereto and incorporated herein by reference.

Audited historical financial statements for the fiscal years ended December 31, 2023 and 2022, for the XCL Sellers, are furnished as Exhibit 99.3 to this report and incorporated by reference herein. Interim historical financial statements (unaudited) as of March 31, 2024, and for the periods ended March 31, 2024 and 2023, for the XCL Sellers, are furnished as Exhibit 99.4 to this report and incorporated by reference herein. Unaudited pro forma condensed combined financial information for the periods presented, for the Company and the XCL Sellers, are furnished as Exhibit 99.5 to this report and incorporated by reference herein. The reserve report as of December 31, 2023 for the XCL Sellers is furnished as Exhibit 99.6 to this report and incorporated by reference herein.
FORWARD LOOKING STATEMENTS
This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 17A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements in this report include, among other things, the consummation of the XCL Acquisition, the contingencies related to the special mandatory redemption, and other aspects of the Offering. These statements involve known and unknown risks, including market conditions, customary offering closing conditions and other factors described in the excerpts from the Preliminary Offering Memorandum, which may cause the Company’s actual results to differ materially from results expressed or implied by the forward-looking statements. Future results may be impacted by the risks discussed in the Risk Factors section of the Company’s most recent Annual Report on Form 10-K for the year ended December 31, 2023, as such risk factors may be updated from time to time in the Company's other periodic and current reports filed with the Securities and Exchange Commission. These risks also include risks associated with the XCL Acquisition, including the risk that we may fail to consummate the XCL Acquisition on the terms or timing currently contemplated, or at all, the risk that Northern Oil and Gas, Inc. may fail to consummate its purchase of an undivided 20% of the XCL Acquisition Agreement, the risk that we may fail to realize the expected benefits of the XCL Acquisition, including as it relates to the number of net acres to be acquired, the number of expected drilling locations, reserves estimates and producing formations, and risks related to the integration of the XCL Acquisition or business disruptions that could result from the XCL Acquisition. The forward-looking statements contained herein speak as of the date of this report. Although the Company may from time to time voluntarily update its prior forward-looking statements, it disclaims any commitment to do so, except as required by applicable securities laws.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description
23.1	Consent of Plante & Moran, PLLC
23.2	Auditor’s Acknowledgement of Plante & Moran, PLLC
23.3	Consent of DeGolyer and MacNaughton Corp.
99.1*	Press release of the Company dated July 18, 2024, entitled “SM Energy Announces Private Offering of $650 Million of Senior Notes due 2029 and $650 Million of Senior Notes due 2032”
99.2	Excerpts from the Preliminary Offering Memorandum of the Company
99.3	Audited historical financial statements for the fiscal years ended December 31, 2023 and 2022, for the XCL Sellers
99.4	Reviewed interim historical financial statements (unaudited) as of March 31, 2024 and for the periods ended March 31, 2024 and 2023 for the XCL Sellers
99.5	Unaudited pro forma condensed combined financial information for the periods presented, for the Company and the XCL Sellers
99.6	Reserve Report as of December 31, 2023 for the XCL Sellers
104	Cover Page Interactive Data File (formatted as Inline XBRL and included as Exhibit 101)
*	Furnished, not filed.

SIGNATURES
Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SM ENERGY COMPANY

Date:	July 18, 2024	By:	/s/ JAMES B. LEBECK
James B. Lebeck
Executive Vice President and General Counsel